EXHIBIT 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS As of March 31, 2007

Safe Harbor Statement Information included in the following slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.

Reference to Public Reports Any person considering an investment in securities issued by CPSis urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be foundby inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described under the caption "Forward-looking Statements" in Item 7 of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

Company Overview ⑀⏇Specialty finance company focused on sub-prime auto market ⑀⏇Established in 1991; IPO in 1992 ⑀⏇Irvine, California headquarters and three servicing branches in Virginia, Florida and Illinois

Company Overview ⑀⏇Through March 31, 2007, approximately $7.4 billion in contract purchases from auto dealers ⑀⏇As of March 31, 2007, managed portfolio of approximately $1.73 billion ⑀⏇Approximately 846 employees

U.S. Auto Finance Market ⑀⏇2005 U.S. auto financing = $407 billion(1) ⑀⍽$211 billion new; $196 billion used ⑀⏇Company estimates 20%, or $81 billion is “sub-prime” ⑀⏇Historically fragmented market with few long-term dominant players ⑀⏇Significant barriers to entry (1)According to CNW Marketing Research, Inc.

Major Market Participants ⑀⏇AmeriCredit ⑀⏇Capital One ⑀⏇Triad ⑀⏇HSBC/Household ⑀⏇Wells Fargo ⑀⏇CitiFinancial ⑀⏇Chase Custom ⑀⏇Manufacturers’ Captives
+

The CPS Landscape as of March 31, 2007⑀⏇Contracts with over 7,700 dealers in 47 states ⑀⏇101 employee marketing reps in the field and 7 in-house ⑀⏇West coast headquarters and three strategically located servicing branches ⑀⏇Primarily factory franchise dealers Independents(1)11% Rental Car Companies1% Factory Franchised88% Contract Purchases for the three months ended March 31, 2007 (1)Includes contract purchases of TFC, a subsidiary that targets enlisted members of U.S. Armed Forces.

Collateral Description ⑀⏇Primarily late model pre-owned vehicles ⑀⍽16% New ⑀⍽84% Pre-owned ⑀⍽70% Domestic ⑀⍽30% Foreign 0%5%10%15%20%25%30%35%200720062005200420032002EarlierSecuritization 2007-A Principal Balances by Model Year

Program Overview CPS’s risk-adjusted pricing results in program offerings covering a wide band of the credit spectrum New contract acquisitions for the three months ended March 31, 2007 Program Avg Yield(1) Avg Amount Financed Avg FICO % of Purchases(2) Preferred 11.9%$19,218557 521 525 517 519 518 538 6% Super Alpha 14.8%$19,818 12% Alpha Plus 16.6%$17,710 17% Alpha 18.6% $15,637 41% Standard 22.7%$13,268 10% Mercury / Delta 26.1%$11,582 9% First Time Buyer 26.7% $11,410 7% (1)Contract APR as adjusted for fees charged (or paid) to dealer. (2)Under the CPS programs

Borrower and Contract Profile An emphasis on stableborrowers with the ability to rehabilitate their credit profile New contract acquisitions under the CPS programs for the three months ended March 31, 2007 Borrower: Average age-37 years Average time in job-5 years Average time in residence-5 years Average credit history Average household income-9 years $39,504 per year Percentage of homeowners Contract: Average amount financed average monthly payment Average term Weighted average APR-17% $15,383 $379 63 months 18.1%

Contract Originations ⑀⏇Centralized contract originations at Irvine HQ ⑀⍽Maximizes control and efficiencies ⑀⏇Proprietary auto-decisioning system ⑀⍽Makes initial credit decision on approximately 90% of incoming applications ⑀⍽Enhances dealer service by shortening response time ⑀⏇Pre-funding verification of employment, income and residency ⑀⍽Protects against dealer and obligor fraud

Historical Origination Volume02004006008001,0001,20019911992199319941995199619971998199920002001200220032004200520062007Annual Volumes ($ in millions)Since inception through March 31, 2007 the Company has originated over $7.3 billion

Contract Servicing ⑀⏇Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance ⑀⏇Offices are tied into the central database and paperless collection system ⑀⏇Early contact on past due accounts; commencing as early as first day after due date ⑀⏇Early stage workload supplemented by automated intelligent predictive dialer ⑀⏇Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

Successful Acquisitions Entity-Date and Purchase Price-Comments MFN Financial Corp.-March 2002 $123.2 million- ⑀⏇$380 million portfolio ⑀⏇$17.4 million negative goodwill The Finance Company-May 2003 $23.7 million- ⑀⏇$150 million portfolio ⑀⏇CPS maintains presence in TFC military niche SeaWest Financial Corp. (Purchase of certain assets only)-April 2004 $63.2 million- ⑀⏇$75 million portfolio acquired ⑀⏇Servicing for additional $100 million

Strategies for Future Growth ⑀⏇Increase dealer penetration and expand dealer network ⑀⍽Expansion of marketing rep network ⑀⍽Continue high level of dealer contact with improved service levels ⑀⍽Expansion of risk-based pricing model ⑀⍽Expansion of the independent dealer program ⑀⍽Retention of existing customers

Portfolio Financing ⑀⏇Two senior warehouse facilities aggregating $400 million ⑀⏇$25 million subordinated warehouse facility allows advance ratesup to 93% across both senior lines ⑀⏇Quarterly “AAA” rated asset-backed securities provide long-term matched funding -$5.4 billion in 44 deals since 1994 ⑀⏇Use of multiple bond insurers enhances liquidity and structural flexibility ⑀⏇Sale of subordinated tranches increases liquidity ⑀⏇Revolving and term residual interest financings reduce cost of capital

Historical Corporate Debt-20406080100120140160Dec-95Dec-96Dec-97Dec-98Dec-99Dec-00Dec-01Dec-02Dec-03Dec-04Dec-05Dec-06Mar-07Period Ending$ in millions0.00%5.00%10.00%15.00%20.00%25.00%30.00%35.00%Residual Interest Debt (left axis)LT Debt (left axis)Residual and LT Debt to ManagedPortfolio (right axis)

Total Managed Portfolio

Composition by Source ($ in millions)


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$595 mm
744 mm
907 mm
1,122 mm
$1,566 mm
$1,727 mm
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Mar-07
SeaWest 3rd Party
SeaWest
TFC
MFN
CPS

Primary Driver of Growth is CPS "Organic" Contract Purchases with over 95% now On Balance Sheet

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Delinquencies and RepoInventory (1)Three quarter rolling averagesConsistent Performance and Positive Trends(1)30 or more days past due.(2)MFN transactions called in August 2005. 9.00% Dec 95 Dec 96 Dec 97 Dec 98 Mar 99 Jun 99 Sep 99 Dec 99 Mar 00 Jun 00 Sep 00Dec-00 Mar 01 Jun 01 Sep 01 Dec 01 Mar 02 Jun 02 Sep 02 Dec 02 Mar 03 Jun 03 Sep 03 Dec 03 Mar 04 Jun 04 Sep 04 Dec 04 Mar 05Jun-05Sep-05Dec-05Mar-06Jun-06Sep-06Dec-06Mar-07CPS MFN (2)TFC 0.00%1.00%2.00%3.00%4.00%5.00%6.00%7.00%8.00%

Static Pool Performance

Average ABS Pool Cumulative Net Losses as of March 31, 2007

Consistent Performance and Positive Trends



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1997
1998
2001
2002
2003
2004
2005
2006
ABS pools from 2003 onward exhibit substantially better performance.
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Months seasoned

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PortfolioAuction ValuesLiquidation Values for RepoSales Have Increased from 2003(1)(1) Net liquidation proceeds as a percentage of the net balanceat the time of sale of the vehicle. 50%Mar-03Jun-03Sep-03Dec-03Mar-04Jun-04Sep-04Dec-04Mar-05Jun-05Sep-05Dec-05Mar-06Jun-06Sep-06Dec-06Mar-07  0%10%20%30%40%

Repossession Sales in Q1 2007 (1)

- ✓ Least fuel efficient vehicles comprised less than 10% of all vehicles sold
- ✓ Full-size SUV's and trucks sold for 52% of contract balance vs. 45% for other vehicles


2%
25%
11%
14%
5%
3%
6%
34%
Compact Car
Full-size Car
Full-size SUV
Full-size Truck
Mid-size Car
Mid-size SUV
Mid-size Truck
Sports Car

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(1) For CPS portfolio.

Summary Balance Sheets ($ in millions) March 31, 2007 December 31, 2006 December 31, 2005 Assets $ 14.2 193.0 1,401.4 Residual interest in securitizations 10.6 13.8 25.2 54.7 51.2 $1,728.3 $ 20.6 73.0 Income taxes payable 12.4 10.3 --- 1,817.9 1,616.8 1,081.6 31.4 1,443.0 38.6 111.5 $1,728.3 Cash $ 10.4 $ 17.8 Restricted Cash 236.2 157.7 Finance receivables, net of allowance 1,569.5 913.6 Deferred tax assets, net 55.9 7.5 Other Assets 49.4 33.4 $1,932.0 $1,155.1 Liabilities Other debt 42.7 58.7 Shareholders’ equity 114.1 73.6 Accounts payable and other liabilities $ 18.7 $ 19.8 Warehouse lines of credit 128.2 35.4 Residual interest financing 28.2 43.7 Securitization trust debt 1,587.7 924.0 $1,932.0 $1,155.1

Summary Statements of Operations Three Months Ended Years Ended ($ in millions) March 31, 2007 $ 80.5 0.3 5.7 86.5 10.8 11.3 29.5 29.5 81.1 5.4 2.2 $ 3.2 $0.14 $0.14 EPS (fully diluted) $0.07 $1.64 $0.14 March 31, 2006 December 31, 2006 December 31, 2005 Revenues $ 263.6 2.9 12.4 278.9 38.5 42.0 93.1 92.1 265.7 13.2 (26.4) $ 39.6 $0.55 Interest income $ 54.5 $ 171.8 Servicing fees 1.0 6.6 Other income 2.5 15.2 58.0 193.7 Expenses Employee costs 9.4 40.4 Pretax income (loss) 1.8 3.4 Income tax expense (gain) 0 0 General and administrative 9.7 39.3 Interest 18.0 51.7 Provision for credit losses 19.1 59.0 56.2 190.3 Net income (loss) $ 1.8 $ 3.4 EPS (fully diluted) without tax gain $0.07 $0.14

Selected Financial Data ($ in millions) Three Months Ended March 31, 2007 $330.3 $1,727.7 $21.5 $22.1 5.30% 1.30% 3.55% 5.12% March 31, 2006 December 31, 2006 December 31, 2005 December 31, 2004 $254.5 $1,240.0 $17.4 $19.1 6.41% 0.60% 2.73% 4.83% Auto contract purchases $1,019.0 $691.3$447.2 Total managed portfolio Risk-adjusted margin (1) Core operating expenses (2) $ amount % of average managed portfolio 5.8% 8.0%8.4% Return on managed assets (3) Total delinquencies and repo inventory (30+ days) (% of total owned portfolio) Annualized net charge-offs (% of average owned portfolio) Years Ended $1,565.9 $1,121.7 $906.9 $78.4 $61.2 $41.1 $79.7 0.34% 5.0% 5.3% $80.5 $72.1 0.96% NMF 4.5% 7.8% 5.5% 5.6% (1)Interest income less interest expense and provision for credit losses. (2)Total expenses less provision for credit losses less interest expense and impairment loss on residual asset. (3)Pretax income divided by average managed portfolio.

Investment Merits ⑀⏇CPS has weathered industry turbulence to remain one of the few independent public auto finance companies ⑀⏇Attractive industry fundamentals ⑀⏇Disciplined approach to credit quality and servicing ⑀⏇Demonstrated growth in new contract acquisitions and total managed portfolio

Investment Merits ⑀⏇Recurring revenue model and sound quality of earnings ⑀⏇Operating leverage through economies of scale ⑀⏇Opportunistic, successful acquisitions ⑀⏇Stable senior management team with significant equity ownership -senior management, including vice presidents, average 12 years of service with the Company

Consumer Portfolio Services, Inc. Nasdaq: CPSS